UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 25, 2016

(Date of earliest event reported)

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18188 (Commission File Number)	93-0589534 (IRS Employer Identification Number)

222 3rd Street, Suite 2241 Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01            OTHER EVENTS

As previously disclosed, a class action complaint captioned Furlong et al. v. VBI Vaccines, Inc. et al. (as amended, the “Complaint”) was filed in the United States District Court, Southern District of New York (the “Court”) against VBI Vaccines Inc. (the “Company” or “VBI”) and certain individuals who were directors of the Company as of the date of the Company’s 2013 annual meeting of stockholders, making claims arising under Section 20(a) and Section 14(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder by the Securities and Exchange Commission (the “SEC”). On March 25, 2016, the Company’s motion to dismiss the Complaint was granted with prejudice, pursuant to an Opinion & Order of the Court entered on that date, on the grounds that the Complaint fails to adequately plead any actionable misleading statement or omission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2016

VBI VACCINES INC.

By:	/s/ Jeff Baxter
Jeff Baxter
Chief Executive Officer